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                                                                    EXHIBIT 23.9



                         INDEPENDENT AUDITORS' CONSENT



    We consent to the inclusion in the Prospectus constituting a part of this Post-Effective Amendment No. 1 to the Registration Statement of TMP Worldwide, Inc. on Form S-1 of our report dated August 24, 2000, relating to the financial statements of Stratascape, Inc.



September 15, 2000



/s/ FINCK, RUDNICK & COMPANY



FINCK, RUDNICK & COMPANY



Menlo Park, California